                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: March 23, 1998


                         FURR'S/BISHOP'S, INCORPORATED
               (Exact name of registrant as specified in charter)


    Delaware                        1-10725                       75-2350724
-----------------                 ------------              --------------------
 (State or other                  (Commission                 (I.R.S. Employer
   jurisdiction                   File Number)               Identification No.)
of incorporation)

   6901 Quaker Avenue, Lubbock, Texas                                79413
----------------------------------------                          ------------
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (806) 792-7151


                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Furr's/Bishop's, Incorporated (the "Company") is filing as an exhibit to this Current Report on Form 8-K the Incentive Stock Option Agreement (the "Stock Option Agreement") the Company and Theodore J. Papit entered into effective as of March 23, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FURR'S/BISHOP'S, INCORPORATED



                                       By:   /s/ Alton R. Smith
                                             -----------------------------------
                                             Alton R. Smith, Executive Vice
                                             President and Secretary


Dated:  April 30, 1998
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
  99             Stock Option Agreement